UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2015

NATION ENERGY INC.

(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-30193
(Commission File Number)

59-2887569
(IRS Employer Identification No.)

Suite F – 1500 West 16th Avenue, Vancouver, BC  V6J 2L6  Canada
(Address of principal executive offices and Zip Code)

604.331.3399
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Registrant’s Amended and Restated Articles of Incorporation were filed by the Secretary of State of the State of Wyoming on August 3, 2015.  The form and substance of the Amended and Restated Articles of Incorporation were approved by the shareholders of the Registrant at a general meeting held July 22, 2015.  The results of that general meeting were described in a Form 8-K filed July 24, 2015.

Item 9.01  Financial Statements and Exhibits

3.1	Profit Corporation Amended and Restated Articles of Incorporation filed by the Secretary of State of the State of Wyoming on August 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY INC.

“John R. Hislop”
By:  John R. Hislop
John R. Hislop
President, Chief Executive Officer, Chairman of the Board,
Chief Financial Officer, and Director

Date:  August 12, 2015